                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 2, 2000


                             Site Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        California                     001-11741                77-0216760
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


            1120 Forrest Avenue #301, Pacific Grove, California 93590
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (408) 852-9200
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. Other Events

     On August 2, 2000, Site Technologies, Inc. filed a Cash
Dividend/Distribution Notification Form which states that the date for determining the shareholders of record entitled to receive distributions, if any, under the Debtor's First Amended Plan of Reorganization will be August 14, 2000.


ITEM 7. Financial Statements and Exhibits

     Exhibit 20 - Cash Dividend/Distribution Notification Form filed with the National Association of Securities Dealers, Inc. on August 2, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SITE TECHNOLOGIES, INC.

Date: August 1, 2000                    By: /s/ JEFFERY F. AIT
                                           -----------------------
                                           Jeff Ait
                                           Chief Executive Officer


                                      -2-